SALISBURY BANCORP, INC. | 2018


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more

business banking

great customer service

wealth advisory

24/7 access banking

personal banking

Annual Meeting of Shareholders

Forward Looking Statements

This presentation contains certain statements that may be considered "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results, performance or achievements of Salisbury may differ materially from those discussed in these forward-looking statements. We refer you to the documents Salisbury files from time to time with the Securities and Exchange Commission, especially the Company's last filed Form 10-K and Form 10-Q. These documents contain and identify important factors that could cause actual results to differ materially from those contained in our projections or forward-looking statements. You should carefully review all of these factors, and you should be aware that there may be other factors that could cause these differences. These forward-looking statements were based on information, plans and estimates at the date of this presentation, and Salisbury assumes no obligation to update forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

Unaudited data

All of the financial data presented herein is unaudited.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Welcome

- Michael A. Varet, Chairman
  Salisbury Bancorp, Inc.

Business of the Meeting

1. Election of four Directors for a 3-year term to join those continuing Directors whose terms do not expire at this meeting
2. Ratification of the Appointment of Independent Auditors
3. Non-binding advisory vote on the compensation of the Named Executive Officers
4. Other Business

Current Board of Directors

- Louis E. Allyn, II
- Charles M. Andola
- George E. Banta
- Arthur J. Bassin
- Richard J. Cantele, Jr.
- David B. Farrell
- Michael D. Gordon
- Polly Diane Hoe
- Nancy F. Humphreys
- Holly J. Nelson
- John F. Perotti
- Michael A. Varet (Chair)

Riverside Division Advisory Board

- Thomas C. DeBenedictus
- Ira Effron
- Austin "Brud" Hodgkins
- Paul S. Hoffner
- Stephen P. Lumb (Chair)
- David S. MacFarland
- John P. O'Shea
- David E. Petrovits
- Steven R. Turk
- Carl S. Wolfson

Executive Team of Salisbury Bank

- **Richard J. Cantele, Jr.**, President, Chief Executive Officer
- **John M. Davies**, President of NY Region, Chief Lending Officer
- **Peter Albero**, Executive Vice President, Chief Financial Officer
- **James E. Cotter**, Executive Vice President, Chief Operating Officer
- **Todd M. Clinton**, Executive Vice President, Chief Risk Officer
- **Richard P. Kelly**, Executive Vice President, Chief Credit Officer
- **Elizabeth A. Summerville**, Executive Vice President, Chief Retail Officer
- **Steven M. Essex**, Executive Vice President, Head of Trust and Wealth Advisory

Guests

- **Joseph A. Jalbert**, CPA, Principal, Baker Newman Noyes
- **J.J. Cranmore**, Esq. and **Jennifer DiBella**, Esq., Partners, Cranmore, FitzGerald & Meaney

Business of the Meeting

1. Election of four Directors for a 3-year term to join those continuing Directors whose terms do not expire at this meeting
2. Ratification of the Appointment of Independent Auditors
3. Non-binding advisory vote on the compensation of the Named Executive Officers
4. Other Business

1. Election of Directors

For terms expiring in 2021

- Arthur J. Bassin
- Polly Diane Hoe
- Holly J. Nelson
- John F. Perotti

2. Ratification of the Appointment of Independent Auditors

- Baker Newman & Noyes, P.A., LLC

3. Non-binding Advisory Vote on the Compensation of the Named Executive Officers

- To approve, on a non-binding advisory basis, the compensation of the Named Executive Officers.

Polls Closed

- Tabulation of Votes

Outline

- Company Profile
- 2017 Year in Review
- 2018 First Quarter Results
- 2018 Initiatives
- 2018 Objectives
- Questions

SALISBURY BANCORP, INC.
Company Profile

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Total Assets
Total Deposits
history of salisbury bancorp, inc.
Dollars ($MM)
$1200.0
$1000.0
$800.0
$600.0
$400.0
$200.0
$0.0
Salisbury Savings Society founded
Merger with Robbins Burrall Trust Company (1874)
Opened Salisbury, CT branch
Opened Sharon, CT branch
People's Bank branch acquisition (Deposits: $26.4 MM)
Acquisition of Canaan National Bancorp, Inc. (Assets: $107.2 MM)
New York Community Bank branch acquisition (Deposits: $3.5 MM)
Opened Dover, NY branch
Opened Sheffield, MA branch
$8.8 MM of perpetual preferred shares under TARP
Webster Bank NA branch acquisition (Deposits: $11.5 MM)
Opened Millerton, NY branch
$16 MM of perpetual preferred shares through SBLF and redemption of $8.8 MM under TARP
Wealth AUA pass over $380 MM
Opened Great Barrington, MA branch
Union Savings Bank branch acquisition (Deposits: $20.0 MM)
Acquisition of Riverside Bank (Assets: $239.0 MM)
Issuance of $10 MM Subordinated Debt
$16 MM SBLF Redemption
Acquisition of New Paltz, NY branch
$0.0
$5.0
$10.0
$205.0
$283.6
$423.1
$461.96
$562.35
$609.28
$600.81
$855.43
$891.19
$986.98
$1014.93
1848
1925
1963
1983
2001
2004
2007
2009
2011
2012
2014
2015
2017
2018

SALISBURY BANCORP, INC.
Company Profile

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MA
BERKSHIRE
Great Barrington
South Egremont
Sheffield
Canaan
Salisbury
Lakeville
Sharon
NY
Millerton
DUTCHESS
CT
LITCHFIELD
Dover Plains
ULSTER
New Paltz
Poughkeepsie
Red Oaks Mill
Fishkill
ORANGE
Newburgh

Period Ending (unaudited data)	2015	2016	2017	3/31/2018
Share Price ($)	33.48	37.50	44.65	45.00
Tangible book value per common share ($)	27.69	28.90	29.39	29.63
Price/Book (%)	101.0	110.0	127.5	127.8
Market capitalization ($ in millions)	91.5	103.4	124.4	125.4
Common shares outstanding (in thousands)	2,734	2,758	2,785	2,787
Insider Ownership (%)	18.7	19.1	12.19[1]	12.24[2]
Institutional Ownership (%)	9.12	8.68	11.94[1]	11.16[2]
Highs/Lows ($)	33.70 / 26.60	38.15 / 29.51	50.00 / 37.30	49.85 / 44.00

(1) Data as of 1/29/2018
(2) Data as of 5/10/2018
Source: S&P Global

Management Experience

- Executive Management Team – 278 years of combined industry experience
- Average industry experience – 35 years
- Average tenure with SAL – 12 years

	Years with SAL	Years in Banking/ Financial Services
Peter Albero – Executive Vice President and Chief Financial Officer	<1	30
Richard J. Cantele, Jr. – President and Chief Executive Officer	36	36
Todd M. Clinton – Executive Vice President and Chief Risk Officer	31	37
James E. Cotter – Executive Vice President and Chief Operating Officer	2	39
John M. Davies – Regional President for New York and Chief Lending Officer	3	33
Steven Essex – Executive Vice President and Head of Trust Wealth Advisory Services	8	28
Richard P. Kelly – Executive Vice President and Chief Credit Officer	5	35
Elizabeth A. Summerville – Executive Vice President and Chief Retail Officer	13	40

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BROOKLYN
CIDER
HOUSE
UGLY APPLES
TASTE BETTER

imagine the difference

We're working harder to support our communities.

$61,525,740
Dollar amount of home mortgage loans lent to 195 community members.

203
Number of jobs we provided in our community.

$198,146
Total paid in municipal property taxes.

6,912
Number of hours our employees volunteered in our community.

13 + 171
Number of educational seminars we had through Salisbury Bank YOUniversity and the number of community members who attended.

$177,505,229
Dollar amount of business loans we made in our market area to 321 businesses.

214
Number of community organizations that we provided monetary support to.

69,620
Number of pounds of personal documents shredded at our 11 FREE Community Shred Days.

$24,000
Scholarship funding to graduates from local area high schools.



ICED
COFFEE
OR
BLACK
LEMONADE


SALISBURY BANK

SHRED
"The Identity Protection Company"
Hard Drive Destruction - Media Destruction

SALISBURY GENERAL STORE AND PHARMACY

Employees

Employee of the Year	President's Award	Rookie of the Year	Volunteer of the Year
			
Steven Kulikowski IT Specialist	**Finance Dept.**	**Michael Hogan** Finance Specialist	**Michele LaPlante** Trust Operations Assistant

Deposits and Loans


Deposit Portfolio
$ Millions
CAGR 3%
$1,000
$800
$600
$400
$200
$0
2014
2015
2016
2017
1Q18


Loan Portfolio
$ Millions
CAGR 4%
$1,000
$800
$600
$400
$200
$0
2014
2015
2016
2017
1Q18

Capital


12.31%
8.56%
8.69%
8.53%
8.56%
2014
2015
2016
2017
1Q18
Tier 1 capital / Avg Assets
Well Capitalized

Trust and Wealth Advisory

Assets Under Administration


$ Millions
CAGR 9%
$700
$600
$500
$400
$300
$200
$100
$0
2014
2015
2016
2017
1Q18

Gross Revenues


$ Thousands
CAGR 2%
$4,000
$3,000
$2,000
$1,000
$-
2014
2015
2016
2017
1Q18
Annualized

Net Interest Margin[1]


4.5%
3.8%
3.0%
2.3%
1.5%
0.8%
0.0%
3.64%
3.99%
3.69%
3.58%
3.51%
2014
2015
2016
2017
1Q18

Efficiency Ratio


90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
78.41%
63.03%
66.74%
66.79%
69.35%
2014
2015
2016
2017
1Q18

Return on Average Equity


3.88%
9.36%
7.16%
6.42%
8.33%
2014
2015
2016
2017
1Q18

Return on Average Assets


0.37%
0.94%
0.72%
0.63%
0.81%
2014
2015
2016
2017
1Q18

[1] Tax equivalent basis.

Other Real Estate Owned


$ Thousands
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
1,002
-
3,773
719
667
2014
2015
2016
2017
1Q18

NPAs / Assets


2.0%
1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
1.27%
1.82%
1.34%
0.74%
0.57%
2014
2015
2016
2017
1Q18

NCOs / Average Loans


0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
0.10%
0.08%
0.19%
0.05%
0.02%
2014
2015
2016
2017
1Q18

Loan Loss Reserves / Gross Loans


0.9%
0.8%
0.8%
0.8%
0.8%
0.8%
0.8%
0.8%
0.8%
0.8%
0.79%
0.81%
0.80%
0.84%
0.84%
2014
2015
2016
2017
1Q18

Source: S&P Global and Company SEC filings.

Shareholder Value


Tangible Book Value
$25.83
$27.69
$28.90
$29.39
$29.63
2014
2015
2016
2017
1Q18


Earnings Per Share
$1.32
$3.02
$2.41
$2.24
$0.72
2014
2015
2016
2017
1Q18

Dividend Yield (%)


3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
2.99%
2.51%
Jan 2017
Dec 2017

Price to Tangible Book (%)


180.00
150.00
120.00
90.00
130.72%
152.18%
Jan 2017
Dec 2017

Share Price ($)


50.00
45.00
40.00
35.00
30.00
25.00
$37.50
$44.65
Jan 2017
Dec 2017

Total Return (%)


35.00
30.00
25.00
20.00
15.00
10.00
5.00
0.00
(5.00)
22.34%
Jan 2017
Dec 2017

Source: S&P Global.

Other Achievements

- Acquired New Paltz, New York branch from Empire Bank in June 2017
- Announced relocation of Newburgh, New York branch (opened March 2018)
- Announced acquisition of Fishkill, New York branch from Orange Bank & Trust in December 2017 (opened April 2018)
- Continued focus on improving the profitability of our core business and enhancing the credit quality of our loan portfolio
- Active support, through contributions and volunteerism, of the local communities in which we operate

New Paltz



Newburgh


RIVERSIDE BANK
A Division of Salisbury Bank and Trust Company


RIVERSIDE BANK

Fishkill


RIVERSIDE BANK
A Division of Salisbury Bank and Trust Company



2018 First Quarter Results

	Q1 2018
Total Assets ($000)	1,014,934
Gross Loans to Deposits (%)	100.67
Non-Performing Assets to Assets (%)	0.57
Tier 1 Leverage Ratio (%)	8.56
Return on Average Assets (%)	0.81
Return on Equity (%)	8.33
Efficiency Ratio (%)	69.35
Net Interest Margin (%)	3.51
Earnings per Share ($)	0.72
Price to Tangible Book Value (%)	151.9
Dividend Yield (%)	2.49

2018 Initiatives

- Cultural
  - Data Analytics
  - Accountability / Execution
  - Strategic Planning
  - Leadership Development Program
- Products and Services
  - Cash Management
  - Mobile Services
- Operational
  - SAL 360
  - Electronic Records Storage (Document Imaging)
  - Operations Center

2018 Strategic Objectives

- Organic Growth
  - De Novo branches
  - Expand existing relationships
  - Attract new customers within our footprint
- Opportunistic Acquisitions
  - Branches
  - Wealth Advisory
  - Whole Bank

Questions

Results

- All nominees for Director have been elected by a plurality of the votes cast.
- Ratification of Baker Newman & Noyes, P.A., LLC as the Company's independent auditors for the fiscal year ending December 31, 2018 has been approved.
- The non-binding advisory vote on the compensation of the Named Executive Officers has been approved.

SALISBURY BANCORP, INC. | 2018


imagine more

business banking

great customer service

wealth advisory

24/7 access banking

personal banking

Annual Meeting of Shareholders